UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878

Franklin Value Investors Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/20

Item 1.	Reports to Stockholders.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN VALUE INVESTORS TRUST April 30, 2020

Franklin MicroCap Value Fund	Franklin Small Cap Value Fund
Franklin Mutual U.S. Value Fund
Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Franklin Fund Shareholder:

During the six months ended April 30, 2020, U.S. equity markets were extremely volatile and declined as aggressive intervention to reduce the spread of the novel coronavirus (COVID-19) disrupted economic activity and contributed to negative investor sentiment. The broad U.S. stock market, as measured by the Russell 3000® Index, finished the period down -4.33%, with April’s +13.24% rally offsetting a significant portion of March’s -13.75% selloff.1

As the period opened, the U.S. economy was displaying resilience, amid soft growth characterized by weak exports and soft business investment. Low unemployment and moderately rising wages encouraged consumer spending, which has been the key driver of the record-long U.S. expansion. The U.S. and China were negotiating a trade deal that was ratified and, together with accommodative monetary policies, was a source of investor optimism that lifted stocks to record highs. Then, COVID-19 emerged.

As the pandemic’s spread evolved into a global public health crisis, countries around the world implemented lockdown measures or mandated physical distancing to try to “flatten the curve” of the contagion. The record-long U.S. economic expansion took a step closer to ending as gross domestic product (GDP) contracted in 2020’s first quarter, despite a limited lockdown period. Consumer spending fell and significant manufacturing and other activity was halted.

In response, the U.S. Federal Reserve (Fed) and the U.S. Congress undertook unprecedented monetary and fiscal measures, respectively, to support the economy and financial markets. The Fed cut interest rates, taking the federal funds rate to a range of 0.00%–0.25%; initiated open-ended quantitative easing; and pledged to purchase short-dated investment-grade corporate debt and exchange-traded funds, a measure that had not been adopted even at the height of the Global Financial Crisis. Congress passed a $2.2 trillion stimulus package in March that will eventually send checks directly to many Americans; expanded unemployment insurance; offered billions in loans to both small and large businesses; and provided health care workers with additional resources. In April, legislators unveiled the $600 billion Main Street Lending Program, which provides small- and medium-sized businesses with below-market rate loan options.

At period-end, some state governors began easing lockdowns to restart their economies, despite lacking a vaccine and consistent testing procedures. Inadequate testing and differing state plans amid the absence of clear federal guidelines have raised concerns about a potential second surge in COVID-19 diagnoses and renewed economic uncertainty later in the year.

Market volatility and economic uncertainty can often present investment opportunities. We used our bottom-up, fundamentally driven investment process to add select positions that historically have not met our value investing investment criteria but were now, in our opinion, attractively valued, and to move capital between existing positions to reflect market shifts. In our view, this approach may offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence. While uncertainty is, at times, unnerving, it’s important to remember that the market historically rewards investors who take a long-term perspective. To that end, we recognize the importance of financial advisors in the current environment and encourage investors to seek their advice.

On the following pages, the portfolio management team of each Fund reviews investment decisions made during this period. Please remember all securities markets fluctuate, as do mutual fund share prices. We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Sincerely,

Peter A. Langerman

Chief Executive Officer – Investment Management

Franklin Value Investors Trust

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Economic and Market Overview

U.S. equities, as measured by the Russell 3000® Index, declined -4.33% during the six months under review.1 Equities advanced strongly throughout the first half of the reporting period, aided by relatively steady economic growth, easing trade tensions and the U.S. Federal Reserve’s (Fed’s) supportive monetary policy. However, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Concerns about global supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash.

Before the pandemic, the Fed maintained the federal funds target rate at a range of 1.50%–1.75%. The labor market remained strong through February 2020 and supported consumer spending.

However, economic activity contracted considerably as the COVID-19 pandemic spread and many state and local governments issued stay-at-home orders, which included business closures and restrictions. Layoffs in many industries, particularly retail, restaurants and hospitality, led to approximately 30 million workers filing for unemployment benefits in the last six weeks of the reporting period. As a result, the unemployment rate rose from a 50-year low of 3.5% in February 2020 to 14.7% at period-end, the highest level since the Great Depression.2

In an effort to buffer the sharp drop in economic activity, the Fed cut the federal funds target rate twice to a range of 0.00%–0.25% and announced broad quantitative easing measures aimed at ensuring the free flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchases. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses, as well as additional funding for small businesses, while also considering proposals for longer-term economic stimulus. Investor sentiment was bolstered by the fiscal and monetary stimulus measures, anticipated development of COVID-19 treatments and gradual easing of social distancing policies beginning in late April 2020. U.S. stocks, as measured by the Russell

3000® Index, bounced from multi-year lows, but still finished the reporting period with a negative return.

The foregoing information reflects our analysis and opinions as of April 30, 2020. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Mornlingstar.

2. Source: Bureau of Labor Statistics

See www.franklintempletondatasources.com for additional data provider information.

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Franklin MicroCap Value Fund

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of microcap companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace and have the potential for capital appreciation. The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares posted a -22.36% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates, posted a -23.44% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value. In the case of financial companies, we look for consistently increasing book value over time. Book value per share is a company’s net worth or shareholders’ equity on an accounting or book basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria and we assume at purchase that we will hold the positions for several years. The Fund may invest up to 25% of its total assets in foreign securities.

Portfolio Composition

Based on Total Net Assets as of 4/30/20

Manager’s Discussion

The Fund had a negative return during the period but outperformed the benchmark index. Stock selection and an overweighted position in both the industrials and consumer staples sectors contributed to relative performance. Relative results were also helped by stock selection and an

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 25.

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Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
LSI Industries Inc.	3.1%
Electrical Equipment
Ameresco Inc.	3.1%
Construction & Engineering
Hurco Cos. Inc.	2.8%
Machinery
Spartan Motors Inc.	2.4%
Machinery
Miller Industries Inc.	2.4%
Machinery
Griffin Industrial Realty Inc.	2.4%
Real Estate
Photronics Inc.	2.4%
Semiconductors & Semiconductor Equipment
Seneca Foods Corp.	2.3%
Food, Beverage & Tobacco
Alamo Group Inc.	2.3%
Machinery
Peoples Financial Services Corp.	2.1%
Banks

underweighted position in real estate and stock selection in communication services. Conversely, stock selection and an underweighted position in both the information technology and health care sectors detracted from relative return, as did stock selection in the financials, consumer discretionary and materials sectors.

During the six months under review, detractors from Fund performance included Investar Holding, First Defiance Financial and Southern Missouri Bancorp. All these holdings are in the banks sector in the portfolio composition table in the previous page.

Shares of Investar Holding sold off as lower interest rates and falling oil prices contributed to negative investor sentiment for bank stocks. Bank net interest income declines in a falling interest-rate environment. Also, Louisiana-based Investar may face challenges as oil and gas markets have weakened significantly, thereby increasing the odds that the region’s lenders are carrying higher-risk energy loans. In its most recent quarter, the company reported financial results that appeared weaker than consensus estimates, but we feel the charges were exceptional and are unlikely to recur. Management also completed its acquisition of two bank branches in Texas during the period.

The stock of First Defiance, an Ohio-based community bank, performed poorly in response to the emergency Fed interest rate cuts, which are likely to diminish bank interest margins in subsequent quarters. During the most recent earnings call, management expressed confidence in the continued integration of United Community Financial, which was acquired during the period. We believe that although near-term results may be volatile, due to both a low interest-rate environment and COVID-19 concerns, the medium-term outlook is positive.

Southern Missouri Bancorp’s shares sold off in response to the emergency Fed rate cuts that investors expect to hurt profitability. Also, the likely recessionary environment caused by the COVID-19 pandemic has elevated investor concerns over loan-book risks. We believe, however, that the company’s conservative management culture and experience navigating prior downturns could guide them through near-term challenges.

Holdings that positively contributed to Fund performance included LSI Industries, Renewable Energy Group and Seneca Foods. LSI Industries and Seneca Foods are listed among the Fund’s largest positions in the Top 10 Holdings table on this page.

Investor sentiment for shares of LSI Industries improved as the company reported consecutive quarters of positive financial results characterized by operational improvement and debt reduction. CEO James Clark joined the graphics and lighting solutions provider in November 2018 and implemented a strategic plan that realigned the salesforce, discontinued aggressive price promotions and reduced debt through the disposal of non-core assets. We feel the plan appears on track, despite disruption caused by COVID-19. In April, LCI received a $100 million contract to provide digital signage for a large restaurant customer.

Shares of Renewable Energy Group, a major North America biofuel manufacturer, surged following the renewal of the biodiesel blenders tax credit in December. The terms of the credit were better than investors expected. It retroactively provides the company with a $1 per gallon cash credit for 2018 and 2019, and it also extends the credit forward through 2023.

Shares of Seneca Foods, a fruit and vegetable canning company, benefited from meaningful financial improvement during its most recent reporting period. After several quarters spent restructuring the business, the company appears to us to have turned the corner. Its defensive business model likely contributed to positive investor sentiment late in the period as stay-at-home and

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work-from-home requirements led to greater consumer demand for its products.

Thank you for your participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

Oliver Wong, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of April 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]
A4
6-Month	-22.36%		-26.63%
1-Year	-21.28%		-25.60%
5-Year	-7.46%		-2.64%
10-Year	+50.35%		+3.58%

Advisor
6-Month	-22.27%		-22.27%
1-Year	-21.07%		-21.07%
5-Year	-6.28%		-1.29%
10-Year	+54.06%		+4.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.0586	$0.0433	$4.6709	$4.7728
R6	$0.1766	$0.0433	$4.6709	$4.8908
Advisor	$0.1311	$0.0433	$4.6709	$4.8453

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.22%	1.23%
Advisor	0.97%	0.98%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger-company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. Value securities may not increase in price as anticipated or may decline further in value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/201, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$776.40	$5.52	$1,018.65	$6.27	1.25%
R6	$1,000	$777.80	$3.98	$1,020.39	$4.52	0.90%
Advisor	$1,000	$777.30	$4.42	$1,019.89	$5.02	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Mutual U.S. Value Fund

This semiannual report for Franklin Mutual U.S. Value Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of mid- and large-cap U.S. companies with the remaining portion in smaller companies that we believe are available at market prices less than their value based on certain recognized or objective criteria. The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. The Fund invests predominantly in equity securities (including securities convertible into, or that we expect to be exchanged for, common or preferred stock). The Fund currently does not expect to invest more than 10% of its net assets in non-U.S. securities. The income the Fund receives from investments in dividend paying stocks, preferred stocks and convertible securities varies depending upon current market and economic conditions.

Performance Overview

The Fund’s Class A shares posted a -22.46% cumulative total return for the six months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates, posted a -14.31% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We employ a research driven, fundamental value strategy for the Fund that focuses on the market price of a company’s securities relative to our own evaluation of the company’s

Portfolio Composition

Based on Total Net Assets as of 4/30/20

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 34.

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asset value, including an analysis of book value, cash flow potential, balance sheet strength, long-term earnings, and multiples of earnings. The types of companies the Fund may invest in include those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed.

Manager’s Discussion

The Fund had a negative return during the period and lagged the broad equity market as measured by the benchmark index. The underperformance can be attributed to stock selection in the financials, industrials and real estate sectors. Relative results were also hampered by an overweighted position and stock selection in the consumer discretionary sector, as well and an overweighted position in energy. Conversely, stock selection and an overweighted position in the information technology sector contributed to relative performance.

During the six months under review, detractors from Fund performance included Brixmor Property Group, American International Group (AIG) and General Motors (GM). Brixmor Property Group is listed among the Fund’s largest positions in the Top 10 Holdings table on this page.

Brixmor reported better-than-expected, peer-leading financial results, but its shares sold off on investor concern about slowing economic growth, due to the spread of COVID-19. Brixmor is a shopping center real estate investment trust, and more than 50% of its space is typically leased to tenants providing essential services and products. It will, nevertheless, face short-term challenges collecting rent from smaller lessees that have temporarily closed. We believe management will proactively work with struggling tenants to preserve the company’s liquidity and financial profile.

Shares of insurer AIG retreated as COVID-19 concerns and a lack of clarity on forward guidance contributed to negative investor sentiment. AIG’s fourth-quarter 2019 profit exceeded consensus expectations, due to improved underwriting and lower catastrophe claims in its general insurance business and higher investment income. Later in the period, management announced an accelerated $500 million share repurchase program.

GM’s shares declined sharply late in the period as the spread of COVID-19 led to slowing economic growth and a selloff in global securities markets. In response, GM’s management said it would draw down on the company’s revolver facilities to preserve financial flexibility. Guidance for

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
TheKraft HeinzCo.	3.6%
Food, Beverage & Tobacco
JPMorgan Chase & Co.	3.5%
Banks
Oracle Corp.	3.4%
Software & Services
Bank of America Corp.	3.2%
Banks
Discovery Inc.	2.9%
Media & Entertainment
Brixmor Property Group Inc.	2.7%
Real Estate
Archer-Daniels-Midland Co.	2.6%
Food, Beverage & Tobacco
Comcast Corp.	2.5%
Media & Entertainment
Merck & Co. Inc.	2.4%
Pharmaceuticals, Biotechnology & Life Sciences
Capital One Financial Corp.	2.3%
Diversified Financials

2020 was also suspended. During the period, the company entered into an agreement with Ventec (not a Fund holding) to provide the manufacturing expertise to mass produce ventilators for hospitals to treat patients afflicted with COVID-19. GM also ramped up production to manufacture up to 1.5 million face masks per month.

Holdings that positively contributed to Fund performance included NortonLifeLock, Bio-Rad Laboratories and D.R. Horton.

Shares of NortonLifeLock rose after the cybersecurity software company reported better-than-expected fiscal third-quarter revenue and earnings and paid out a one-time $12 per share cash dividend funded by the sale of the enterprise security business. NortonLifeLock, formerly Symantec, changed its name after selling the enterprise security unit to Broadcom and focusing on its consumer cybersecurity offerings.

Bio-Rad’s shares performed well during the period, driven mainly by the increased focus on COVID-19 related molecular testing and research activities that could benefit the company’s diagnostic products franchise. A developer and manufacturer of technologies for the life science research industry, Bio-Rad’s test can be used to identify

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people who have developed antibodies to COVID-19 and could be less susceptible to infection. Initial results released during the period suggest a high level of accuracy.

The stock of homebuilder D.R. Horton was beneficial to the Fund’s return as we initiated a position amid the late-period rally off the market bottom. Shares were bought at close to book value, which we believe offers a margin of safety. We were attracted by the company’s returns-focused business model minimizing the duration of land held on the balance sheet. D.R. Horton has a geographically diverse footprint with significant scale in attractive markets, and its product offering skews to an entry level, first move-up buyer.

Thank you for your participation in Franklin Mutual U.S. Value Fund. We look forward to continuing to serve your investment needs.

Grace Hoefig Lead Portfolio Manager

Srini Vijay, CFA
Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of April 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	-22.46%	-26.71%
1-Year	-21.27%	-25.60%
5-Year	-0.56%	-1.24%
10-Year	+55.48%	+3.92%
Advisor
6-Month	-22.34%	-22.34%
1-Year	-21.07%	-21.07%
5-Year	+0.69%	+0.14%
10-Year	+59.41%	+4.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN MUTUAL U.S. VALUE FUND

PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.5352	$2.1469	$2.6821
C	$0.2606	$2.1469	$2.4075
R	$0.4449	$2.1469	$2.5918
R6	$0.6653	$2.1469	$2.8122
Advisor	$0.6235	$2.1469	$2.7704

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	0.93%	0.97%
Advisor	0.68%	0.72%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they may also involve heightened risks and should be considered speculative. Historically, smaller- and midsize- company securities have been more volatile in price than larger-company securities, especially over the short term. In addition, the Fund may invest in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$775.40	$3.97	$1,020.39	$4.52	0.90%
C	$1,000	$772.80	$7.27	$1,016.66	$8.27	1.65%
R	$1,000	$774.60	$5.07	$1,019.14	$5.77	1.15%
R6	$1,000	$777.00	$2.39	$1,022.18	$2.72	0.54%
Advisor	$1,000	$776.60	$2.87	$1,021.63	$3.27	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small Cap Value Fund

This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing most of its assets in equity securities that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. We define small-cap companies as those with market capitalizations not exceeding either: the highest market capitalization in the Russell 2000® Index;1 or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares posted a -21.71% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates, posted a -23.44% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy is to invest in small-cap companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that we believe have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings

Portfolio Composition

Based on Total Net Assets as of 4/30/20

1. The Russell 2000 Index is market capitalization weighted and measures performance of the approximately 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 42.

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FRANKLIN SMALL CAP VALUE FUND

prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate investment trusts (REITs). The Fund may invest up to 25% of its total assets in foreign securities.

Manager’s Discussion

The Fund had a negative return during the period but outperformed the broad equity market as measured by the benchmark index. Stock selection in both the financials and the information technology sectors were positive contributors to relative return, as were stock selection and an overweighted position in industrials. Conversely, stock selection and an underweighted position in the health care and utilities sectors detracted from relative performance. Stock selection in the energy sector also hampered relative results.

During the six months under review, detractors from Fund performance included First Horizon National, Old Republic International and Retail Properties of America. Old Republic International is listed among the Fund’s largest positions in the Top 10 Holdings table on this page.

Shares of First Horizon, a regional bank with a southeastern U.S. footprint, declined during the period as economic dislocation caused by the spread of COVID-19 is expected to lead to lower spread income and rising credit losses. Rate cuts by the Fed could lead to a decline in spread income, the difference between interest received from interest-earning assets and interest paid on interest-bearing liabilities. Also, many sectors of the economy now appear challenged to us, which may result in higher credit losses.

Shares of insurer Old Republic International declined during the period amid concerns about potential liability related to COVID-19 loss claims, and declining mortgage origination activity. Old Republic’s two largest segments are general insurance and title insurance, and each face unique risks in this environment. The general insurance segment has some exposure to economically sensitive lines, such as surety and workers compensation, which could lead to a decrease in near-term earnings power. However, we believe losses could be partially offset by lower claims frequency in the commercial automobile line. The title insurance business is sensitive to mortgage originations, which declined amid rising jobless claims. It could remain under pressure, should conditions in the housing market remain weak.

The shares of shopping center operator Retail Properties of America sold off as social distancing and stay-at-home guidelines issued to prevent the spread of COVID-19 exacerbated a challenging environment for the company’s brick-and-mortar retail tenants. Retailers may potentially face declining shopper foot traffic and reduced sales due to changing consumer habits in the aftermath of the pandemic crisis.

Holdings that positively contributed to Fund performance included Synaptics, Houlihan Lokey and BJ’s Wholesale Club.

Improving investor sentiment contributed to a rally in Synaptics’ stock price after the developer of intuitive human interface solutions for electronic devices reported stronger-than-expected earnings for 2020’s fiscal second quarter. Management also provided a favorable outlook for the subsequent period. Results were driven by new smartphones, devices connected to the internet and PC products incorporating Synaptics’ technology, which led to a product mix that improved the company’s gross profit margin profile.

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
The Hanover Insurance Group Inc.	3.0%
Insurance
Horace Mann Educators Corp.	3.0%
Insurance
Old Republic International Corp.	3.0%
Insurance
Rexnord Corp.	2.7%
Machinery
Regal Beloit Corp.	2.7%
Electrical Equipment
Wyndham Hotels and Resorts Inc.	2.6%
Consumer Services
Carter’s Inc.	2.5%
Consumer Durables & Apparel
Columbia Banking System Inc.	2.5%
Banks
Oshkosh Corp.	2.5%
Machinery
Jack in the Box Inc.	2.4%
Consumer Services

Shares of Houlihan Lokey, a boutique investment bank, rallied as investor expectations for defaults and restructurings rose, due to a deteriorating economic outlook caused by the spread of COVID-19. Houlihan’s restructuring segment contributes about 30% to revenue, and this could increase meaningfully in a recessionary environment.

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FRANKLIN SMALL CAP VALUE FUND

However, an increase may be partially offset by lower merger advisory fee revenue as deal-making activity usually declines when the economy contracts and market volatility increases.

Shares of BJ’s Wholesale Club Holdings, a warehouse club retailer, rallied during the period as concerns about the spread of COVID-19 led to accelerated purchases of consumer staples. While the initial consumer stock-up represented a temporary occurrence, we believe BJ’s membership model may provide it with a longer benefit and an earnings advantage, if memberships increase.

Thank you for your participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

Steven B. Raineri
Lead Portfolio Manager
Nicholas Karzon, CFA
Christopher Meeker, CFA
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of April 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	-21.71%	-26.02%
1-Year	-18.52%	-23.00%
5-Year	+7.96%	+0.40%
10-Year	+82.28%	+5.59%
Advisor
6-Month	-21.60%	-21.60%
1-Year	-18.31%	-18.31%
5-Year	+9.35%	+1.80%
10-Year	+87.40%	+6.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN SMALL CAP VALUE FUND

PERFORMANCE SUMMARY

Distributions (11/1/19–4/30/20)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.5831	$2.4969	$3.0800
C	$0.2550	$2.4969	$2.7519
R	$0.4500	$2.4969	$2.9469
R6	$0.8004	$2.4969	$3.2973
Advisor	$0.7056	$2.4969	$3.2025

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.06%	1.07%
Advisor	0.81%	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger-company stocks, particularly over the short term. Value securities may not increase in price as anticipated or may decline further in value. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. REITS may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$782.90	$4.65	$1,019.64	$5.27	1.05%
C	$1,000	$780.20	$7.97	$1,015.91	$9.02	1.80%
R	$1,000	$782.00	$5.76	$1,018.40	$6.52	1.30%
R6	$1,000	$784.80	$2.80	$1,021.73	$3.17	0.63%
Advisor	$1,000	$784.00	$3.55	$1,020.89	$4.02	0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin MicroCap Value Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016		2015

Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$29.32	$31.06	$36.43	$31.33	$32.90		$39.88

Income from investment operations[a]:

Net investment income (loss)[b]	0.07	0.06	(0.04)	0.01	0.11	[c]	— [d]

Net realized and unrealized gains (losses)	(5.39)	(0.03)	(2.70)	8.20	2.22		(3.33)

Total from investment operations	(5.32)	0.03	(2.74)	8.21	2.33		(3.33)

Less distributions from:

Net investment income	(0.06)	—	(—)[d]	(0.11)	—		—

Net realized gains	(4.71)	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)

Total distributions	(4.77)	(1.77)	(2.63)	(3.11)	(3.90)		(3.65)

Net asset value, end of period	$19.23	$29.32	$31.06	$36.43	$31.33		$32.90

Total return[e]	(22.36)%	0.58%	(8.11)%	26.98%	8.25%		(8.58)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.26%	1.22%	1.17%	1.16%	1.19%		1.20%

Expenses net of waiver and payments by affiliates	1.25%	1.21% [g]	1.16% [g]	1.15% [g]	1.18%	[g]	1.19%

Net investment income (loss)	0.58%	0.23%	(0.11)%	0.03%	0.36%	[c]	0.02%

Supplemental data

Net assets, end of period (000’s)	$94,182	$145,897	$184,613	$238,337	$232,964		$258,143

Portfolio turnover rate	20.17%	7.04%	4.08%	8.82%	11.72%		8.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016		2015

Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$29.80	$31.43	$36.85	$31.66	$33.09		$39.94

Income from investment operations[a]:

Net investment income[b]	0.11	0.16	0.08	0.12	0.22	[c]	0.14

Net realized and unrealized gains (losses)	(5.48)	(0.02)	(2.74)	8.30	2.25		(3.34)

Total from investment operations	(5.37)	0.14	(2.66)	8.42	2.47		(3.20)

Less distributions from:

Net investment income	(0.18)	—	(0.13)	(0.23)	—		—

Net realized gains	(4.71)	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)

Total distributions	(4.89)	(1.77)	(2.76)	(3.23)	(3.90)		(3.65)

Net asset value, end of period	$19.54	$29.80	$31.43	$36.85	$31.66		$33.09

Total return[d]	(22.22)%	0.97%	(7.83)%	27.46%	8.67%		(8.21)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.94%	0.89%	0.85%	0.80%	0.81%		0.81%

Expenses net of waiver and payments by affiliates	0.90%	0.86% [f]	0.82%[f]	0.79% [f]	0.80%	[f]	0.80%

Net investment income	0.93%	0.58%	0.23%	0.39%	0.74%	[c]	0.41%

Supplemental data

Net assets, end of period (000’s)	$13,491	$19,266	$21,070	$27,107	$18,288		$18,031

Portfolio turnover rate	20.17%	7.04%	4.08%	8.82%	11.72%		8.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.51%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016		2015

Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$29.62	$31.28	$36.67	$31.52	$33.00		$39.90

Income from investment operations[a]:

Net investment income[b]	0.10	0.15	0.05	0.09	0.18	[c]	0.09

Net realized and unrealized gains (losses)	(5.45)	(0.04)	(2.72)	8.25	2.24		(3.34)

Total from investment operations	(5.35)	0.11	(2.67)	8.34	2.42		(3.25)

Less distributions from:

Net investment income	(0.13)	—	(0.09)	(0.19)	—		—

Net realized gains	(4.71)	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)

Total distributions	(4.84)	(1.77)	(2.72)	(3.19)	(3.90)		(3.65)

Net asset value, end of period	$19.43	$29.62	$31.28	$36.67	$31.52		$33.00

Total return[d]	(22.27)%	0.87%	(7.90)%	27.29%	8.53%		(8.36)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.01%	0.97%	0.92%	0.92%	0.95%		0.96%

Expenses net of waiver and payments by affiliates	1.00%	0.96% [f]	0.91% [f]	0.91% [f]	0.94%	[f]	0.95%

Net investment income	0.83%	0.48%	0.14%	0.27%	0.60%[c]		0.26%

Supplemental data

Net assets, end of period (000’s)	$17,171	$29,687	$53,329	$76,228	$63,410		$67,538

Portfolio turnover rate	20.17%	7.04%	4.08%	8.82%	11.72%		8.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.37%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin MicroCap Value Fund

	Shares	Value

Common Stocks 97.1%
Aerospace & Defense 0.9%
[a] Ducommun Inc.	41,500	$1,171,960

Banks 24.7%
American National Bankshares Inc.	30,504	815,982
Ames National Corp.	29,800	631,760
Arrow Financial Corp.	30,400	866,400
Bar Harbor Bankshares	134,100	2,464,758
Codorus Valley Bancorp Inc.	39,800	559,190
First Business Financial Services Inc.	52,200	896,796
First Defiance Financial Corp.	134,000	2,328,920
First Financial Corp.	31,900	1,133,088
First Internet Bancorp	149,500	2,347,150
[a] First Western Financial Inc.	24,293	303,662
Investar Holding Corp.	175,181	2,198,522
Northeast Bank	150,635	2,523,136
Northrim Bancorp Inc.	35,900	841,855
Orrstown Financial Services Inc.	61,900	953,260
Peapack-Gladstone Financial Corp.	47,900	903,873
Peoples Financial Services Corp.	71,151	2,633,298
[a] Select Bancorp Inc.	66,200	542,840
Shore Bancshares Inc.	58,700	651,570
Southern Missouri Bancorp Inc.	85,900	2,038,407
Territorial Bancorp Inc.	43,800	1,100,694
WesBanco Inc.	42,357	1,045,371
Western New England Bancorp Inc.	142,100	854,021
WSFS Financial Corp.	73,800	2,153,484

		30,788,037

Building Products 2.5%
Burnham Holdings Inc., A	56,407	572,531
[a] Gibraltar Industries Inc.	55,596	2,574,095

		3,146,626

Construction & Engineering 6.0%
[a] Ameresco Inc., A	211,800	3,825,108
[a] Northwest Pipe Co.	70,100	1,704,832
[a] Sterling Construction Co.	194,451	1,921,176

		7,451,116

Consumer Durables & Apparel 5.9%
Crown Crafts Inc.	105,244	523,063
Culp Inc.	70,494	501,212
[a] Delta Apparel Inc.	101,100	1,302,168
Hooker Furniture Corp.	54,900	822,951
[a] Lakeland Industries Inc.	14,250	194,085
[a] Purple Innovation Inc.	61,900	622,714
Rocky Brands Inc.	112,720	2,417,844
[a] Vera Bradley Inc.	174,900	963,699

		7,347,736

franklintempleton.com	Semiannual Report	25

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Consumer Services 3.6%
[a] Century Casinos Inc.	269,862	$1,223,824
[a] Chuy’s Holdings Inc.	57,200	958,672
[a] Full House Resorts Inc.	798,464	1,229,635
[a] Ruth’s Hospitality Group Inc.	99,800	1,123,249

		4,535,380

Diversified Financials 1.1%
Arbor Realty Trust Inc.	200,513	1,381,534

Electrical Equipment 5.4%
LSI Industries Inc.	621,700	3,854,540
Preformed Line Products Co.	13,300	660,744
[a] Ultralife Corp.	307,302	2,166,479

		6,681,763

Energy 3.3%
Adams Resources & Energy Inc.	30,000	838,050
[a] Ardmore Shipping Corp. (Ireland)	365,262	2,403,424
[a] Geospace Technologies Corp.	77,500	481,275
[a] Natural Gas Services Group Inc.	71,710	455,358

		4,178,107

Food & Staples Retailing 1.9%
Village Super Market Inc., A	100,700	2,419,821

Food, Beverage & Tobacco 2.3%
[a] Seneca Foods Corp., A	80,915	2,911,322

Health Care Equipment & Services 2.7%
Computer Programs and Systems Inc.	42,100	1,011,663
Invacare Corp.	208,300	1,566,416
[a] MTBC Inc.	121,100	748,398
[a] Orthofix International Nv	2,100	74,445

		3,400,922

Insurance 0.3%
Kingstone Cos. Inc.	63,200	309,680

Machinery 9.9%
Alamo Group Inc.	29,500	2,903,980
Hurco Cos. Inc.	105,200	3,438,988
Miller Industries Inc.	99,100	3,010,658
Spartan Motors Inc.	216,700	3,053,303

		12,406,929

Materials 5.4%
[a] Flotek Industries Inc.	189,800	170,327
Mercer International Inc. (Germany)	192,300	1,938,384
The Monarch Cement Co.	29,428	1,427,258
Olympic Steel Inc.	48,300	455,952
Schnitzer Steel Industries Inc., A	63,200	983,392
[a] UFP Technologies Inc.	9,200	395,600

26	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Materials (continued)
United States Lime & Minerals Inc.	10,500	$841,050
[a] Universal Stainless & Alloy Products Inc.	78,405	585,685

		6,797,648

Media & Entertainment 0.7%
[a] DHI Group Inc.	304,800	847,344

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
[a] Anika Therapeutics Inc.	25,900	860,657

Real Estate 4.0%
Alpine Income Property Trust Inc.	80,200	1,038,590
Consolidated-Tomoka Land Co.	24,000	1,008,720
Griffin Industrial Realty Inc.	77,300	2,969,866

		5,017,176

Retailing 3.8%
[a] The Children’s Place Inc.	33,400	987,304
[a] Genesco Inc.	54,800	1,037,364
Haverty Furniture Cos. Inc.	61,400	830,742
[a] Hibbett Sports Inc.	55,600	857,908
Shoe Carnival Inc.	42,500	1,003,850

		4,717,168

Semiconductors & Semiconductor Equipment 3.5%
[a] AXT Inc.	254,300	1,406,279
[a] Photronics Inc.	244,300	2,919,385

		4,325,664

Technology Hardware & Equipment 5.4%
[a] Digi International Inc.	97,600	1,107,760
[a] Key Tronic Corp.	443,500	2,053,405
[a] Kimball Electronics Inc.	98,100	1,326,312
Richardson Electronics Ltd.	363,732	1,454,928
[a] Sierra Wireless Inc. (Canada)	78,100	732,578

		6,674,983

Telecommunication Services 2.2%
ATN International Inc.	34,300	2,130,716
[a] ORBCOMM Inc.	219,600	579,744

		2,710,460

Utilities 0.9%
Consolidated Water Co. Ltd. (Cayman Islands)	38,900	584,278
Polaris Infrastructure Inc. (Canada)	61,100	546,555

		1,130,833

Total Common Stocks (Cost $95,751,890)		121,212,866

franklintempleton.com	Semiannual Report	27

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)

	Shares	Value

Short Term Investments (Cost $3,700,283) 3.0%

Money Market Funds 3.0%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 0.01%	3,700,283	$3,700,283

Total Investments (Cost $99,452,173) 100.1%.		124,913,149
Other Assets, less Liabilities (0.1)%		(69,382)

Net Assets 100.0%		$124,843,767

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin Mutual U.S. Value Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,

		2019	2018	2017		2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$34.61	$37.93	$41.08	$35.40		$40.06	$51.55

Income from investment operations[a]:

Net investment income[b]	0.95 [c]	0.52	0.45	0.38	[d]	0.22	0.19

Net realized and unrealized gains (losses)	(8.01)	1.13	(0.43)	7.79		1.17	(3.92)

Total from investment operations	(7.06)	1.65	0.02	8.17		1.39	(3.73)

Less distributions from:

Net investment income	(0.54)	(0.46)	(0.46)	(0.18)		(0.28)	(0.17)

Net realized gains	(2.15)	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(2.69)	(4.97)	(3.17)	(2.49)		(6.05)	(7.76)

Net asset value, end of period	$24.86	$34.61	$37.93	$41.08		$35.40	$40.06

Total return[e]	(22.46)%	6.22%	(0.15)%	23.63%		4.44%	(7.73)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.93%	0.93%	0.91%	0.92%		0.94%	0.95%

Expenses net of waiver and payments by affiliates	0.90% [g]	0.89% [g]	0.86% [g]	0.87%	[g]	0.91% [g]	0.94%

Net investment income	6.15%[c]	1.55%	1.13%	0.97%	[d]	0.62%	0.45%

Supplemental data

Net assets, end of period (000’s)	$522,137	$735,919	$772,976	$841,367		$795,663	$915,285

Portfolio turnover rate	39.10%	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.68 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.73%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,

		2019	2018	2017		2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$32.97	$36.13	$39.27	$34.01		$38.70	$50.22

Income from investment operations[a]:

Net investment income (loss)[b]	0.79 [c]	0.26	0.15	0.08	[d]	(0.04)	(0.12)

Net realized and unrealized gains (losses)	(7.64)	1.09	(0.41)	7.49		1.12	(3.81)

Total from investment operations	(6.85)	1.35	(0.26)	7.57		1.08	(3.93)

Less distributions from:

Net investment income	(0.26)	—	(0.17)	—		—	—

Net realized gains	(2.15)	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(2.41)	(4.51)	(2.88)	(2.31)		(5.77)	(7.59)

Net asset value, end of period	$23.71	$32.97	$36.13	$39.27		$34.01	$38.70

Total return[e]	(22.72)%	5.41%	(0.91)%	22.73%		3.65%	(8.41)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.68%	1.68%	1.66%	1.67%		1.69%	1.70%

Expenses net of waiver and payments by affiliates	1.65% [g]	1.64% [g]	1.61% [g]	1.62%	[g]	1.66% [g]	1.69%

Net investment income (loss)	5.40% [c]	0.80%	0.38%	0.22%	[d]	(0.13)%	(0.30)%

Supplemental data

Net assets, end of period (000’s)	$18,351	$27,443	$33,854	$65,586		$61,567	$73,185

Portfolio turnover rate	39.10%	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.68 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.02%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.02)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,

		2019	2018	2017		2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$34.70	$37.99	$41.10	$35.42		$40.06	$51.48

Income from investment operations[a]:

Net investment income[b]	0.92 [c]	0.44	0.35	0.29	[d]	0.13	0.09

Net realized and unrealized gains (losses)	(8.06)	1.14	(0.42)	7.80		1.17	(3.91)

Total from investment operations	(7.14)	1.58	(0.07)	8.09		1.30	(3.82)

Less distributions from:

Net investment income	(0.44)	(0.36)	(0.33)	(0.10)		(0.17)	(0.01)

Net realized gains	(2.15)	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(2.59)	(4.87)	(3.04)	(2.41)		(5.94)	(7.60)

Net asset value, end of period	$24.97	$34.70	$37.99	$41.10		$35.42	$40.06

Total return[e]	(22.54)%	5.94%	(0.39)%	23.33%		4.17%	(7.94)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.18%	1.18%	1.16%	1.17%		1.19%	1.20%

Expenses net of waiver and payments by affiliates	1.15% [g]	1.14% [g]	1.11% [g]	1.12%	[g]	1.16% [g]	1.19%

Net investment income	5.90% [c]	1.30%	0.88%	0.72%	[d]	0.37%	0.20%

Supplemental data

Net assets, end of period (000’s)	$4,546	$6,764	$7,280	$7,884		$8,486	$9,831

Portfolio turnover rate	39.10%	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.68 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.52%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.48%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$35.93	$39.20	$42.38	$36.40		$41.10	$52.70

Income from investment operations[a]:

Net investment income[b]	1.03 [c]	0.67	0.61	0.75	[d]	0.35	0.37

Net realized and unrealized gains (losses)	(8.30)	1.18	(0.45)	7.83		1.20	(3.99)

Total from investment operations	(7.27)	1.85	0.16	8.58		1.55	(3.62)

Less distributions from:

Net investment income	(0.67)	(0.61)	(0.63)	(0.29)		(0.48)	(0.39)

Net realized gains	(2.15)	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(2.82)	(5.12)	(3.34)	(2.60)		(6.25)	(7.98)

Net asset value, end of period	$25.84	$35.93	$39.20	$42.38		$36.40	$41.10

Total return[e]	(22.30)%	6.61%	0.19%	24.10%		4.86%	(7.33)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.60%	0.59%	0.57%	0.57%		0.53%	0.51%

Expenses net of waiver and payments by affiliates	0.54% [g]	0.52% [g]	0.50% [g]	0.47%	[g]	0.50% [g]	0.50%

Net investment income	6.51% [c]	1.92%	1.49%	1.37%	[d]	1.03%	0.89%

Supplemental data

Net assets, end of period (000’s)	$27,277	$36,398	$36,580	$34,673		$157	$7,412

Portfolio turnover rate	39.10%	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.68 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.13%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017		2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$36.01	$39.26	$42.39	$36.45		$41.08	$52.68

Income from investment operations[a]:

Net investment income[b]	1.02 [c]	0.63	0.57	0.49	[d]	0.31	0.30

Net realized and unrealized gains (losses)	(8.34)	1.19	(0.46)	8.04		1.20	(4.00)

Total from investment operations	(7.32)	1.82	0.11	8.53		1.51	(3.70)

Less distributions from:

Net investment income	(0.62)	(0.56)	(0.53)	(0.28)		(0.37)	(0.31)

Net realized gains	(2.15)	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)

Total distributions	(2.77)	(5.07)	(3.24)	(2.59)		(6.14)	(7.90)

Net asset value, end of period	$25.92	$36.01	$39.26	$42.39		$36.45	$41.08

Total return[e]	(22.34)%	6.48%	0.07%	23.98%		4.69%	(7.51)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.68%	0.68%	0.66%	0.67%		0.69%	0.70%

Expenses net of waiver and payments by affiliates	0.65% [g]	0.64% [g]	0.61% [g]	0.62%	[g]	0.66% [g]	0.69%

Net investment income	6.40% [c]	1.80%	1.38%	1.22%	[d]	0.87%	0.70%

Supplemental data

Net assets, end of period (000’s)	$32,828	$47,427	$48,616	$57,402		$75,573	$69,330

Portfolio turnover rate	39.10%	44.31%	29.85%	24.68%		30.25%	26.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.68 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.02%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin Mutual U.S. Value Fund

	Shares	Value

Common Stocks 91.1%
Automobiles & Components 2.6%
General Motors Co.	479,800	$10,694,742
Thor Industries Inc.	70,600	4,673,720

		15,368,462

Banks 11.7%
Bank of America Corp.	815,700	19,617,585
Citizens Financial Group Inc.	370,300	8,291,017
Farmers & Merchants Bank of Long Beach	1,475	9,019,632
First Horizon National Corp.	476,900	4,330,252
JPMorgan Chase & Co.	223,900	21,440,664
PNC Financial Services Group Inc.	77,500	8,266,925

		70,966,075

Capital Goods 7.9%
General Electric Co.	1,726,100	11,737,480
Huntington Ingalls Industries Inc.	30,900	5,914,569
Johnson Controls International PLC	229,200	6,672,012
Oshkosh Corp.	128,000	8,643,840
PACCAR Inc.	42,600	2,949,198
Regal Beloit Corp.	170,800	12,128,508

		48,045,607

Commercial & Professional Services 0.9%
Tetra Tech Inc.	72,700	5,472,856

Consumer Durables & Apparel 4.7%
D.R. Horton Inc.	158,000	7,460,760
Lennar Corp., A	99,400	4,976,958
Lennar Corp., B	60,400	2,304,260
PVH Corp.	143,500	7,064,505
[a] Tapestry Inc.	455,200	6,773,376

		28,579,859

Diversified Financials 4.2%
Capital One Financial Corp.	215,700	13,968,732
Voya Financial Inc.	249,700	11,278,949

		25,247,681

Energy 5.7%
Chevron Corp.	142,200	13,082,400
Kinder Morgan Inc.	418,200	6,369,186
Schlumberger Ltd.	531,900	8,946,558
Valero Energy Corp.	98,200	6,220,970

		34,619,114

Food & Staples Retailing 1.5%
Walgreens Boots Alliance Inc.	202,500	8,766,225

34	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual U.S. Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Food, Beverage & Tobacco 8.4%
Archer-Daniels-Midland Co.	426,500	$15,840,210
The Kraft Heinz Co.	712,100	21,597,993
Molson Coors Beverage Co., B	330,700	13,562,007

		51,000,210

Health Care Equipment & Services 4.1%
Anthem Inc.	43,100	12,099,463
[a] Envista Holdings Corp.	360,900	7,026,723
Medtronic PLC	60,500	5,906,615

		25,032,801

Materials 4.8%
Huntsman Corp.	489,300	8,225,133
Reliance Steel & Aluminum Co.	103,190	9,243,760
Westlake Chemical Corp.	262,900	11,423,005

		28,891,898

Media & Entertainment 6.8%
Comcast Corp., A	396,380	14,915,780
[a] Discovery Inc., C	859,437	17,541,109
The Walt Disney Co.	81,600	8,825,040

		41,281,929

Multi-line Insurance 2.2%
The Hartford Financial Services Group Inc.	344,200	13,076,158

Pharmaceuticals, Biotechnology & Life Sciences 6.2%
[a] Bio-Rad Laboratories Inc., A	21,795	9,591,979
Merck & Co. Inc.	182,700	14,495,418
Perrigo Co. PLC	249,600	13,303,680

		37,391,077

Real Estate 5.0%
Brixmor Property Group Inc.	1,450,900	16,612,805
Mid-America Apartment Communities Inc.	38,300	4,286,536
Vornado Realty Trust	215,700	9,451,974

		30,351,315

Reinsurance 2.2%
Everest Re Group Ltd.	76,700	13,279,071

Retailing 1.2%
Dick’s Sporting Goods Inc.	246,300	7,238,757

Semiconductors & Semiconductor Equipment 1.4%
MKS Instruments Inc.	86,500	8,669,895

Software & Services 6.9%
Cognizant Technology Solutions Corp., A	147,000	8,528,940
NortonLifeLock Inc.	607,600	12,923,652
Oracle Corp.	383,300	20,303,401

		41,755,993

franklintempleton.com	Semiannual Report	35

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual U.S. Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Technology Hardware & Equipment 1.6%
Corning Inc.	428,900	$9,440,089

Utilities 1.1%
The AES Corp.	480,500	6,366,625

Total Common Stocks (Cost $587,260,132)		550,841,697

	Principal Amount

Corporate Bonds 0.9%
Capital Goods 0.2%
Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	$1,490,000	1,381,379

Software & Services 0.7%
[b] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	4,661,000	4,193,968

Total Corporate Bonds (Cost $5,614,016)		5,575,347

Total Investments before Short Term Investments (Cost $592,874,148)		556,417,044

	Shares

Short Term Investments (Cost $50,849,781) 8.4%
Money Market Funds 8.4%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.01%	50,849,781	50,849,781

Total Investments (Cost $643,723,929) 100.4%		607,266,825

Other Assets, less Liabilities (0.4)%		(2,127,800)

Net Assets 100.0%		$605,139,025

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the aggregate value of this security was $4,193,968, representing 0.7 % of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin Small Cap Value Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017		2016	2015

Class A

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 49.48	$52.59		$59.07	$51.45		$51.72	$58.96

Income from investment operations[a]:

Net investment income[b]	0.27	0.51	[c]	0.39 [d]	0.31	[e]	0.20	0.30[f]

Net realized and unrealized gains (losses)	(10.26)	4.00		(1.95)	10.04		4.74	(2.33)

Total from investment operations	(9.99)	4.51		(1.56)	10.35		4.94	(2.03)

Less distributions from:

Net investment income	(0.58)	(0.44)		(0.42)	(0.12)		(0.29)	(0.12)

Net realized gains	(2.50)	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)

Total distributions	(3.08)	(7.62)		(4.92)	(2.73)		(5.21)	(5.21)

Net asset value, end of period	$ 36.41	$49.48		$52.59	$59.07		$51.45	$51.72

Total return[g]	(21.71)%	11.35%		(3.04)%	20.53%		11.15%	(3.31)%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates	1.06%	1.06%		1.05%	1.05%		1.11%	1.16%

Expenses net of waiver and payments by affiliates	1.05% [i]	1.05%	[i]	1.03% [i]	1.03%	[i]	1.09% [i]	1.15%

Net investment income	1.25%	1.10%	[c]	0.69% [d]	0.58%	[e]	0.40%	0.56%	[f]

Supplemental data

Net assets, end of period (000’s)	$997,448	$1,334,235		$1,366,866	$1,364,629		$1,125,268	$1,062,353

Portfolio turnover rate	32.97%	57.84%		53.26%	33.38%		41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.80%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.52%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.29%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.

gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$42.84	$46.45		$52.75	$46.42	$47.22	$54.53

Income from investment operations[a]:

Net investment income (loss)[b]	0.10	0.15	[c]	(0.02)[d]	(0.09)[e]	(0.14)	(0.07)[f]

Net realized and unrealized gains (losses)	(8.83)	3.42		(1.72)	9.03	4.26	(2.15)

Total from investment operations	(8.73)	3.57		(1.74)	8.94	4.12	(2.22)

Less distributions from:

Net investment income	(0.26)	—		(0.06)	—	—	—

Net realized gains	(2.50)	(7.18)		(4.50)	(2.61)	(4.92)	(5.09)

Total distributions	(2.76)	(7.18)		(4.56)	(2.61)	(4.92)	(5.09)

Net asset value, end of period	$31.35	$42.84		$46.45	$52.75	$46.42	$47.22

Total return[g]	(21.98)%	10.52%		(3.77)%	19.62%	10.35%	(4.01)%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates	1.81%	1.81%		1.80%	1.80%	1.86%	1.87%

Expenses net of waiver and payments by affiliates	1.80% [i]	1.80%	[i]	1.78% [i]	1.78% [i]	1.84% [i]	1.86%

Net investment income (loss)	0.50%	0.35%	[c]	(0.06)% [d]	(0.17)% [e]	(0.35)%	(0.15)%	[f]

Supplemental data

Net assets, end of period (000’s)	$77,588	$111,639		$138,188	$225,228	$219,150	$229,119

Portfolio turnover rate	32.97%	57.84%		53.26%	33.38%	41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.05%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.23)%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.46)%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.35)%.

gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018	2017		2016	2015

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 48.88	$51.98		$58.37	$50.87		$51.18	$58.40

Income from investment operations[a]:

Net investment income[b]	0.22	0.40	[c]	0.25 [d]	0.18	[e]	0.08	0.19[f]

Net realized and unrealized gains (losses)	(10.15)	3.94		(1.93)	9.93		4.69	(2.32)

Total from investment operations	(9.93)	4.34		(1.68)	10.11		4.77	(2.13)

Less distributions from:

Net investment income	(0.45)	(0.26)		(0.21)	—		(0.16)	(—)[g]

Net realized gains	(2.50)	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)

Total distributions	(2.95)	(7.44)		(4.71)	(2.61)		(5.08)	(5.09)

Net asset value, end of period	$ 36.00	$48.88		$51.98	$58.37		$50.87	$51.18

Total return[h]	(21.80)%	11.06%		(3.28)%	20.23%		10.90%	(3.53)%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates	1.31%	1.31%		1.30%	1.30%		1.36%	1.37%

Expenses net of waiver and payments by affiliates	1.30% [j]	1.30%	[j]	1.28% [j]	1.28%	[j]	1.34% [j]	1.36%

Net investment income	1.00%	0.85%	[c]	0.44% [d]	0.33%	[e]	0.15%	0.35%	[f]

Supplemental data

Net assets, end of period (000’s)	$100,907	$143,634		$158,678	$209,627		$212,194	$221,939

Portfolio turnover rate	32.97%	57.84%		53.26%	33.38%		41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.04%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.

gAmount rounds to less than $0.01 per share.

hTotal return is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 52.29	$55.17	$61.71	$53.60	$53.75	$61.09

Income from investment operations[a]:

Net investment income[b]	0.38	0.75 [c]	0.66 [d]	0.58 [e]	0.43	0.62	[f]

Net realized and unrealized gains (losses)	(10.83)	4.23	(2.05)	10.49	4.93	(2.43)

Total from investment operations	(10.45)	4.98	(1.39)	11.07	5.36	(1.81)

Less distributions from:

Net investment income	(0.80)	(0.68)	(0.65)	(0.35)	(0.59)	(0.44)

Net realized gains	(2.50)	(7.18)	(4.50)	(2.61)	(4.92)	(5.09)

Total distributions	(3.30)	(7.86)	(5.15)	(2.96)	(5.51)	(5.53)

Net asset value, end of period	$ 38.54	$52.29	$55.17	$61.71	$53.60	$53.75

Total return[g]	(21.52)%	11.82%	(2.63)%	21.07%	11.69%	(2.80)%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates	0.68%	0.66%	0.66%	0.60%	0.64%	0.62%

Expenses net of waiver and payments by affiliates	0.63%[i]	0.61%[i]	0.60%[i]	0.58%[i]	0.62%[i]	0.61%

Net investment income	1.67%	1.54%[c]	1.12%[d]	1.03%[e]	0.87%	1.10%[f]

Supplemental data

Net assets, end of period (000’s)	$343,648	$362,397	$270,426	$221,246	$100,101	$59,339

Portfolio turnover rate	32.97%	57.84%	53.26%	33.38%	41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

40	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31,
		2019		2018		2017		2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 52.36	$55.19		$61.66		$53.58		$53.67	$61.01

Income from investment operations[a]:

Net investment income[b]	0.35	0.67	[c]	0.56	[d]	0.48	[e]	0.32	0.47[f]

Net realized and unrealized gains (losses)	(10.87)	4.24		(2.06)		10.48		4.94	(2.41)

Total from investment operations	(10.52)	4.91		(1.50)		10.96		5.26	(1.94)

Less distributions from:

Net investment income	(0.71)	(0.56)		(0.47)		(0.27)		(0.43)	(0.31)

Net realized gains	(2.50)	(7.18)		(4.50)		(2.61)		(4.92)	(5.09)

Total distributions	(3.21)	(7.74)		(4.97)		(2.88)		(5.35)	(5.40)

Net asset value, end of period	$ 38.63	$52.36		$55.19		$61.66		$53.58	$53.67

Total return[g]	(21.60)%	11.61%		(2.81)%		20.84%		11.43%	(3.03)%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates	0.81%	0.81%		0.80%		0.80%		0.86%	0.87%

Expenses net of waiver and payments by affiliates	0.80%[i]	0.80%[i]		0.78%[i]		0.78%[i]		0.84%[i]	0.86%

Net investment income	1.50%	1.35%[c]		0.94%[d]		0.83%[e]		0.65%	0.85%[f]

Supplemental data

Net assets, end of period (000’s)	$437,652	$522,329		$544,792		$583,364		$893,324	$635,499

Portfolio turnover rate	32.97%	57.84%		53.26%		33.38%		41.89%	25.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.54%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	41

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2020 (unaudited)

Franklin Small Cap Value Fund

	Shares	Value

Common Stocks 96.7%

Automobiles & Components 2.2%

Gentex Corp.	74,000	$1,793,760

LCI Industries	29,793	2,583,650

Thor Industries Inc.	596,400	39,481,680

		43,859,090

Banks 15.1%

Atlantic Union Bankshares Corp.	717,640	17,130,067

Bryn Mawr Bank Corp.	988,052	28,767,134

CenterState Bank Corp.	1,246,400	21,674,896

Columbia Banking System Inc.	1,808,390	48,808,446

First Horizon National Corp.	4,948,844	44,935,503

[a] First of Long Island Corp.	1,230,606	19,431,269

German American Bancorp Inc.	376,500	11,193,345

Glacier Bancorp Inc.	442,100	16,835,168

Lakeland Financial Corp.	1,045,545	44,257,920

Peoples Bancorp Inc.	540,026	13,128,032

TCF Financial Corp.	52,553	1,560,299

TrustCo Bank Corp. NY	1,639,400	10,328,220

Washington Trust Bancorp Inc.	473,341	16,571,668

		294,621,967

Building Products 5.0%

Fortune Brands Home & Security Inc.	250,200	12,059,640

[b] Gibraltar Industries Inc.	602,140	27,879,082

Insteel Industries Inc.	896,697	15,754,966

[b] Masonite International Corp.	62,695	3,704,021

Universal Forest Products Inc.	944,279	38,828,752

		98,226,461

Commercial & Professional Services 1.8%

[b] Huron Consulting Group Inc.	68,850	3,858,354

McGrath RentCorp.	559,025	30,494,814

		34,353,168

Consumer Durables & Apparel 6.1%

Brunswick Corp.	788,400	37,622,448

Callaway Golf Co.	1,327,500	19,009,800

Carter’s Inc.	636,819	49,799,246

[b] M/I Homes Inc.	380,200	9,679,892

[b] Unifi Inc.	367,700	3,805,695

		119,917,081

Consumer Services 5.0%

Jack in the Box Inc.	777,600	46,889,280

Wyndham Hotels and Resorts Inc.	1,342,500	50,625,675

		97,514,955

Diversified Financials 2.0%

Houlihan Lokey Inc.	663,200	39,380,816

42	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Shares	Value

Common Stocks (continued)

Electrical Equipment 2.9%

Encore Wire Corp.	66,418	$3,040,616

Regal Beloit Corp.	742,100	52,696,521

		55,737,137

Energy 1.3%

Crescent Point Energy Corp. (Canada)	12,317,000	17,168,400

Hunting PLC (United Kingdom)	2,458,016	5,646,645

[b] Natural Gas Services Group Inc.	531,000	3,371,850

		26,186,895

Food & Staples Retailing 1.9%

[b] BJ’s Wholesale Club Holdings Inc.	1,427,800	37,565,418

Food, Beverage & Tobacco 1.8%

Glanbia PLC (Ireland)	2,162,870	22,940,212

Maple Leaf Foods Inc. (Canada)	659,764	12,196,959

		35,137,171

Health Care Equipment & Services 2.9%

[b] Envista Holdings Corp.	1,184,500	23,062,215

[b] Integer Holdings Corp.	438,000	32,613,480

		55,675,695

Insurance 12.0%

CNO Financial Group Inc.	2,615,446	36,773,171

The Hanover Insurance Group Inc.	588,800	59,103,744

Horace Mann Educators Corp.	1,679,459	59,049,778

Old Republic International Corp.	3,688,600	58,833,170

Selective Insurance Group Inc.	416,174	20,862,803

		234,622,666

Machinery 13.2%

Astec Industries Inc.	567,942	22,780,154

Barnes Group Inc.	270,600	10,385,628

Columbus McKinnon Corp.	493,242	13,356,993

Federal Signal Corp.	228,336	6,149,088

The Greenbrier Cos. Inc.	457,720	7,772,086

John Bean Technologies Corp.	139,900	10,735,926

Miller Industries Inc.	55,400	1,683,052

Mueller Industries Inc.	554,288	14,356,059

Mueller Water Products Inc., A	4,606,944	43,719,899

Oshkosh Corp.	713,600	48,189,408

Rexnord Corp.	1,955,000	53,312,850

[b] SPX Flow Inc.	776,400	25,287,348

		257,728,491

Materials 8.8%

Cabot Corp.	332,966	11,284,218

Carpenter Technology Corp.	116,843	2,590,409

Eagle Materials Inc.	291,100	17,760,011

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FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Shares	Value

Common Stocks (continued)

Materials (continued)

[b] Livent Corp. (Argentina)	604,900	$3,750,380

Minerals Technologies Inc.	620,071	27,307,927

OceanaGold Corp. (Australia)	12,017,802	18,305,604

PH Glatfelter Co.	2,009,235	29,334,831

PolyOne Corp.	1,474,600	34,343,434

Reliance Steel & Aluminum Co.	313,100	28,047,498

		172,724,312

Real Estate 4.8%

Brandywine Realty Trust	2,267,973	25,310,579

Healthcare Realty Trust Inc.	425,700	12,511,323

Highwoods Properties Inc.	862,400	33,469,744

Retail Properties of America Inc., A	3,505,396	21,733,455

Sunstone Hotel Investors Inc.	108,436	996,527

Weingarten Realty Investors	24,600	447,474

		94,469,102

Retailing 0.2%

[b] Boot Barn Holdings Inc.	251,304	4,639,072

Semiconductors & Semiconductor Equipment 2.0%

[b] Advanced Energy Industries Inc.	324,880	18,063,328

MKS Instruments Inc.	141,877	14,220,332

[b] Synaptics Inc.	112,094	7,329,826

		39,613,486

Technology Hardware & Equipment 5.5%

[b] Coherent Inc.	111,495	14,256,866

[b] FARO Technologies Inc.	25,800	1,416,162

[b] II-VI Inc.	630,400	21,698,368

[b] NetScout Systems Inc.	1,227,200	32,496,256

[b] Plexus Corp.	607,118	38,060,227

		107,927,879

Transportation 0.1%

Heartland Express Inc.	65,300	1,279,227

Utilities 2.1%

Black Hills Corp.	262,800	16,277,832

IDACORP Inc.	236,599	21,715,056

Spire Inc.	50,658	3,696,008

		41,688,896

Total Common Stocks (Cost $2,072,065,645)		1,892,868,985

44	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Principal Amount	Value

Corporate Bonds (Cost $4,532,000) 0.2%

Machinery 0.2%

Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	$4,532,000	$ 4,201,617

Total Investments before Short Term Investments (Cost $2,076,597,645)		1,897,070,602

	Shares

Short Term Investments (Cost $71,521,321) 3.7%

Money Market Funds 3.7%

[c,d] Institutional Fiduciary Trust Money Market Portfolio, 0.01%	71,521,321	71,521,321

Total Investments (Cost $2,148,118,966) 100.6%		1,968,591,923

Other Assets, less Liabilities (0.6)%		(11,348,819)

Net Assets 100.0%		$1,957,243,104

aSee Note 8 regarding holdings of 5% voting securities.

bNon-income producing.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

April 30, 2020 (unaudited)

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 95,751,890	$592,874,148	$2,046,043,237
Cost - Non-controlled affiliates (Note 3f and 8)	3,700,283	50,849,781	102,075,729

Value - Unaffiliated issuers	$121,212,866	$556,417,044	$1,877,639,333
Value - Non-controlled affiliates (Note 3f and 8)	3,700,283	50,849,781	90,952,590
Receivables:
Investment securities sold	1,779,568	—	8,732,511
Capital shares sold	39,724	244,662	6,534,604
Dividends and interest	13,515	402,471	1,248,466
Other assets	174	856	2,499

Total assets	126,746,130	607,914,814	1,985,110,003

Liabilities:
Payables:
Investment securities purchased	1,401,547	1,456,976	21,936,390
Capital shares redeemed	351,454	778,900	4,231,089
Management fees	68,522	217,637	862,684
Distribution fees	17,531	117,401	284,874
Transfer agent fees	13,958	106,321	370,028
Trustees’ fees and expenses	387	—	2,565
Accrued expenses and other liabilities	48,964	98,554	179,269

Total liabilities	1,902,363	2,775,789	27,866,899

Net assets, at value	$124,843,767	$605,139,025	$1,957,243,104

Net assets consist of:
Paid-in capital	$94,892,850	$653,753,698	$2,164,119,414
Total distributable earnings (losses)	29,950,917	(48,614,673)	(206,876,310)

Net assets, at value	$124,843,767	$605,139,025	$1,957,243,104

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2020 (unaudited)

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Class A:
Net assets, at value	$94,182,119	$522,136,881	$997,448,277

Shares outstanding	4,897,497	21,004,218	27,392,313

Net asset value per share[a]	$19.23	$24.86	$36.41

Maximum offering price per share (net asset value per share ÷ 94.50%)	$20.35	$26.31	$38.53

Class C:
Net assets, at value		$ 18,350,979	$ 77,587,578

Shares outstanding		774,059	2,475,248

Net asset value and maximum offering price per share[a]		$23.71	$31.35

Class R:
Net assets, at value		$ 4,546,136	$100,906,733

Shares outstanding		182,075	2,802,889

Net asset value and maximum offering price per share		$24.97	$36.00

Class R6:
Net assets, at value	$13,490,805	$ 27,276,821	$343,648,287

Shares outstanding	690,252	1,055,666	8,917,722

Net asset value and maximum offering price per share	$19.54	$25.84	$38.54

Advisor Class:
Net assets, at value	$17,170,843	$ 32,828,208	$437,652,229

Shares outstanding	883,801	1,266,661	11,328,773

Net asset value and maximum offering price per share	$19.43	$25.92	$38.63

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2020 (unaudited)

	Franklin MicroCap	Franklin Mutual U.S.	Franklin Small Cap
	Value Fund	Value Fund	Value Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 1,443,022	$ 26,584,878	$ 25,066,134
Non-controlled affiliates (Note 3f and 8)	29,874	378,770	762,709
Interest:
Unaffiliated issuers	—	130,080	135,960

Total investment income	1,472,896	27,093,728	25,964,803

Expenses:
Management fees (Note 3a)	607,520	1,856,847	6,598,076
Distribution fees: (Note 3c)
Class A	152,896	831,271	1,506,331
Class C	—	122,129	491,920
Class R	—	14,540	313,776
Transfer agent fees: (Note 3e)
Class A	72,017	461,446	1,149,770
Class C	—	16,952	94,018
Class R	—	4,084	120,506
Class R6	4,165	10,476	121,467
Advisor Class	13,459	29,435	458,568
Custodian fees (Note 4)	678	2,998	15,970
Reports to shareholders	12,274	71,053	114,425
Registration and filing fees	41,277	59,436	80,568
Professional fees	44,363	56,066	53,351
Trustees’ fees and expenses	6,831	25,697	83,161
Other	4,946	9,484	17,721

Total expenses	960,426	3,571,914	11,219,628
Expense reductions (Note 4)	—	(16)	(2)
Expenses waived/paid by affiliates (Note 3f and 3g)	(12,414)	(129,454)	(192,722)

Net expenses	948,012	3,442,444	11,026,904

Net investment income	524,884	23,651,284	14,937,899

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	3,620,250	(32,083,328)	(23,593,321)
Non-controlled affiliates (Note 3f and 8)	345,794	—	—
Foreign currency transactions	567	—	(114,879)

Net realized gain (loss)	3,966,611	(32,083,328)	(23,708,200)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(42,415,120)	(171,351,912)	(498,996,104)
Non-controlled affiliates (Note 3f and 8)	(171,000)	—	(9,414,136)
Translation of other assets and liabilities denominated in foreign currencies	—	—	10,513

Net change in unrealized appreciation (depreciation)	(42,586,120)	(171,351,912)	(508,399,727)

Net realized and unrealized gain (loss)	(38,619,509)	(203,435,240)	(532,107,927)

Net increase (decrease) in net assets resulting from operations	$(38,094,625)	$(179,783,956)	$(517,170,028)

*Foreign taxes withheld on dividends	$ 1,210	$ 74,081	$ 48,870

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin MicroCap Value Fund		Franklin Mutual U.S. Value Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 524,884	$ 680,528	$ 23,651,284	$ 13,333,162
Net realized gain (loss)	3,966,611	33,575,342	(32,083,328)	55,189,114
Net change in unrealized appreciation (depreciation)	(42,586,120)	(36,020,949)	(171,351,912)	(18,288,428)

Net increase (decrease) in net assets resulting from operations	(38,094,625)	(1,765,079)	(179,783,956)	50,233,848

Distributions to shareholders:
Class A	(22,379,215)	(10,280,977)	(55,980,118)	(100,460,949)
Class C	—	—	(1,950,834)	(4,087,821)
Class R	—	—	(484,796)	(947,271)
Class R6	(3,108,432)	(1,173,990)	(2,794,097)	(4,747,031)
Advisor Class	(4,396,451)	(2,743,931)	(3,607,514)	(6,158,856)

Total distributions to shareholders	(29,884,098)	(14,198,898)	(64,817,359)	(116,401,928)

Capital share transactions: (Note 2)
Class A	(352,146)	(27,468,769)	(2,465,883)	20,208,235
Class C	—	—	(1,330,029)	(3,857,048)
Class R	—	—	(434,900)	101,885
Class R6	1,301,679	(722,873)	1,318,399	2,172,372
Advisor Class	(2,977,138)	(20,006,350)	(1,298,687)	2,188,459

Total capital share transactions	(2,027,605)	(48,197,992)	(4,211,100)	20,813,903

Net increase (decrease) in net assets	(70,006,328)	(64,161,969)	(248,812,415)	(45,354,177)
Net assets:
Beginning of period	194,850,095	259,012,064	853,951,440	899,305,617

End of period	$124,843,767	$194,850,095	$605,139,025	$853,951,440

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Value Fund

	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 14,937,899	$ 27,746,004
Net realized gain (loss)	(23,708,200)	134,722,504
Net change in unrealized appreciation (depreciation)	(508,399,727)	92,316,108

Net increase (decrease) in net assets resulting from operations	(517,170,028)	254,784,616

Distributions to shareholders:
Class A	(82,154,393)	(194,970,871)
Class C	(7,034,679)	(20,745,341)
Class R	(8,475,708)	(22,140,136)
Class R6	(23,812,714)	(38,887,793)
Advisor Class	(32,065,484)	(74,272,104)

Total distributions to shareholders	(153,542,978)	(351,016,245)

Capital share transactions: (Note 2)
Class A	22,403,499	22,980,976
Class C	(3,656,926)	(17,085,201)
Class R	(5,377,564)	(8,153,164)
Class R6	85,608,281	94,971,019
Advisor Class	54,745,508	(1,200,427)

Total capital share transactions	153,722,798	91,513,203

Net increase (decrease) in net assets.	(516,990,208)	(4,718,426)
Net assets:
Beginning of period	2,474,233,312	2,478,951,738

End of period	$1,957,243,104	$2,474,233,312

50	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class

Franklin MicroCap Value Fund[a]

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Mutual U.S. Value Fund Franklin Small Cap Value Fund

aFranklin MicroCap Value Fund was closed to new investors with limited exceptions effective January 2004, and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis. Effective September 19, 2019, the Fund reopened to new investors.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

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FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting

Policies (continued)

a.   Financial Instrument Valuation (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2.  Shares of Beneficial Interest

At April 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin MicroCap		Franklin Mutual U.S.

	Value Fund		Value Fund

	Shares	Amount	Shares	Amount

Class A Shares:

Six Months ended April 30, 2020

Shares sold[a]	283,314	$6,530,618	1,518,344	$44,107,376

Shares issued in reinvestment of distributions	830,983	21,572,312	1,561,575	52,656,310

Shares redeemed	(1,192,216)	(28,455,076)	(3,339,514)	(99,229,569)

Net increase (decrease)	(77,919)	$(352,146)	(259,595)	$(2,465,883)

Year ended October 31, 2019

Shares sold[a]	199,866	$5,669,153	2,456,235	$81,453,635

Shares issued in reinvestment of distributions	366,598	9,861,501	3,113,138	94,452,616

Shares redeemed	(1,533,936)	(42,999,423)	(4,686,315)	(155,698,016)

Net increase (decrease)	(967,472)	$(27,468,769)	883,058	$20,208,235

Class C Shares:

Six Months ended April 30, 2020

Shares sold			60,056	$1,670,976

Shares issued in reinvestment of distributions			59,874	1,930,328

Shares redeemed[a]			(178,129)	(4,931,333)

Net increase (decrease)			(58,199)	$(1,330,029)

Year ended October 31, 2019

Shares sold			133,716	$4,182,307

Shares issued in reinvestment of distributions			139,445	4,057,855

Shares redeemed[a]			(377,860)	(12,097,210)

Net increase (decrease)			(104,699)	$(3,857,048)

Class R Shares:

Six Months ended April 30, 2020

Shares sold			10,093	$307,903

Shares issued in reinvestment of distributions			14,301	484,796

Shares redeemed			(37,238)	(1,227,599)

Net increase (decrease)			(12,844)	$(434,900)

Year ended October 31, 2019

Shares sold			38,248	$1,294,081

Shares issued in reinvestment of distributions			31,068	947,271

Shares redeemed			(66,057)	(2,139,467)

Net increase (decrease)			3,259	$101,885

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin MicroCap		Franklin Mutual U.S.
	Value Fund		Value Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:

Six Months ended April 30, 2020

Shares sold	202,689	$4,997,538	131,932	$3,779,900

Shares issued in reinvestment of distributions	14,928	393,344	79,334	2,776,662

Shares redeemed	(173,963)	(4,089,203)	(168,510)	(5,238,163)

Net increase (decrease)	43,654	$1,301,679	42,756	$1,318,399

Year ended October 31, 2019

Shares sold	122,240	$3,463,495	217,691	$7,414,167

Shares issued in reinvestment of distributions	7,071	192,673	150,326	4,720,226

Shares redeemed	(153,068)	(4,379,041)	(288,252)	(9,962,021)

Net increase (decrease)	(23,757)	$(722,873)	79,765	$2,172,372

Advisor Class Shares:

Six Months ended April 30, 2020

Shares sold	97,009	$2,268,289	94,581	$2,874,922

Shares issued in reinvestment of distributions	148,499	3,890,674	99,129	3,481,418

Shares redeemed	(364,139)	(9,136,101)	(243,931)	(7,655,027)

Net increase (decrease)	(118,631)	$(2,977,138)	(50,221)	$(1,298,687)

Year ended October 31, 2019

Shares sold	153,813	$4,352,666	237,124	$8,238,997

Shares issued in reinvestment of distributions	98,529	2,671,125	188,703	5,946,008

Shares redeemed	(954,794)	(27,030,141)	(347,114)	(11,996,546)

Net increase (decrease)	(702,452)	$(20,006,350)	78,713	$2,188,459

aMay include a portion of Class C shares that were automatically converted to Class A.

	Franklin Small Cap
	Value Fund

	Shares	Amount

Class A Shares:

Six Months ended April 30, 2020

Shares sold[a]	3,198,761	$127,494,345

Shares issued in reinvestment of distributions	1,479,423	71,322,933

Shares redeemed	(4,252,598)	(176,413,779)

Net increase (decrease)	425,586	$22,403,499

Year ended October 31, 2019

Shares sold[a]	4,761,258	$216,540,419

Shares issued in reinvestment of distributions	4,014,584	166,645,403

Shares redeemed	(7,800,346)	(360,204,846)

Net increase (decrease)	975,496	$22,980,976

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Small Cap
	Value Fund

	Shares	Amount

Class C Shares:

Six Months ended April 30, 2020

Shares sold	257,101	$9,172,890

Shares issued in reinvestment of distributions	161,131	6,706,295

Shares redeemed[a]	(548,816)	(19,536,111)

Net increase (decrease)	(130,584)	$(3,656,926)

Year ended October 31, 2019

Shares sold	379,552	$15,084,656

Shares issued in reinvestment of distributions	545,732	19,744,598

Shares redeemed[a]	(1,294,499)	(51,914,455)

Net increase (decrease)	(369,215)	$(17,085,201)

Class R Shares:

Six Months ended April 30, 2020

Shares sold	319,634	$12,865,264

Shares issued in reinvestment of distributions	174,104	8,306,481

Shares redeemed	(629,500)	(26,549,309)

Net increase (decrease)	(135,762)	$(5,377,564)

Year ended October 31, 2019

Shares sold	478,896	$21,682,882

Shares issued in reinvestment of distributions	518,689	21,312,926

Shares redeemed	(1,111,892)	(51,148,972)

Net increase (decrease)	(114,307)	$(8,153,164)

Class R6 Shares:

Six Months ended April 30, 2020

Shares sold	2,886,436	$122,813,978

Shares issued in reinvestment of distributions	404,768	20,618,886

Shares redeemed	(1,303,817)	(57,824,583)

Net increase (decrease)	1,987,387	$85,608,281

Year ended October 31, 2019

Shares sold	2,794,831	$136,033,244

Shares issued in reinvestment of distributions	762,923	33,339,721

Shares redeemed	(1,529,314)	(74,401,946)

Net increase (decrease)	2,028,440	$94,971,019

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Small Cap Value Fund

	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2020
Shares sold	3,509,403	$142,905,550
Shares issued in reinvestment of distributions	492,792	25,181,684
Shares redeemed	(2,648,416)	(113,341,726)

Net increase (decrease)	1,353,779	$54,745,508

Year ended October 31, 2019
Shares sold	2,698,938	$130,964,534
Shares issued in reinvestment of distributions	1,544,286	67,686,043
Shares redeemed	(4,139,054)	(199,851,004)

Net increase (decrease)	104,170	$(1,200,427)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.    Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.    Management Fees

Franklin MicroCap Value Fund pays an investment management fee to Franklin Mutual of 0.75% per year of the average daily net assets of the Fund.

Franklin Mutual U.S. Value Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.    Transactions with Affiliates (continued)

a.    Management Fees (continued)

Franklin Small Cap Value Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the period ended April 30, 2020, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
0.750%	0.483%	0.583%

b.    Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Funds. The fee is paid by Franklin Mutual based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.    Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.35%
Compensation Plans:
Class C	—	1.00%	1.00%
Class R	—	0.50%	0.50%

For Franklin Small Cap Value Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d.    Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$3,867	$27,953	$61,664
CDSC retained	$ —	$ 749	$14,962

e.    Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Transfer agent fees	$46,104	$246,054	$918,489

f.    Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended April 30, 2020, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Franklin MicroCap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$7,075,299	$23,864,846	$(27,239,862)	$ —	$ —	$3,700,283	3,700,283	$29,874

Franklin Mutual U.S. Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$85,446,583	$121,558,948	$(156,155,750)	$ —	$ —	$50,849,781	50,849,781	$378,770

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.    Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Franklin Small Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$59,956,984	$310,893,266	$(299,328,929)	$ —	$ —	$71,521,321	71,521,321	$319,691

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 28, 2021. Prior to March 1, 2020, the Class R6 transfer agent fees for Franklin MicroCap Value Fund and Franklin Small Cap Value Fund were limited to 0.02%.

4.    Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5.    Income Taxes

At April 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Cost of investments	$99,452,173	$644,186,387	$2,158,962,435

Unrealized appreciation	$42,244,657	$51,488,980	$146,647,854

Unrealized depreciation	(16,783,681)	(88,408,542)	(337,018,366)

Net unrealized appreciation (depreciation)	$25,460,976	$(36,919,562)	$(190,370,512)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and wash sales.

6.    Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2020, were as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Purchases	$31,675,508	$272,071,761	$735,674,457
Sales	$59,883,813	$271,050,299	$722,514,922

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7.    Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

8.    Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended April 30, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period		Number of Shares Held at End of Period		Dividend Income

Franklin MicroCap Value Fund

Non-Controlled Affiliates

Full House Resorts Inc.	$ 4,249,282	$ —	$(2,177,928)	$115,894	$ — [a]	$ —	[a]	—	[a]	$ —

Origen Financial Inc.	171,000	—	$ (229,900)[b]	229,900	(171,000)	—	[c]	—	[c]	—

Total Affiliated Securities (Value is -% of Net Assets)	$ 4,420,282	$ —	$(2,407,828)	$345,794	$ (171,000)	$ —				$ —

Franklin Small Cap Value Fund

Non-Controlled Affiliates

First of Long Island Corp. (Value is 1.0% of Net Assets)	$28,845,405	$ —	$ —	$ —	$(9,414,136)	$19,431,269		1,230,606		$443,018

a As of April 30, 2020, no longer an affiliate.

b May include accretion, amortization, partnership adjustments, and/or corporate actions.

cAs of April 30, 2020, no longer held by the Fund.

9.    Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2020, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10.    Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2020, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin MicroCap Value Fund

Assets:

Investments in Securities:[a]

Equity Investments	$121,212,866	$—	$—	$121,212,866

Short Term Investments	3,700,283	—	—	3,700,283

Total Investments in Securities	$124,913,149	$—	$—	$124,913,149

Franklin Mutual U.S. Value Fund

Assets:

Investments in Securities:[a]

Equity Investments	$550,841,697	$—	$—	$550,841,697

Corporate Bonds	—	5,575,347	—	5,575,347

Short Term Investments	50,849,781	—	—	50,849,781

Total Investments in Securities	$601,691,478	$5,575,347	$—	$607,266,825

Franklin Small Cap Value Fund

Assets:

Investments in Securities:[a]

Equity Investments	$1,892,868,985	$—	$—	$1,892,868,985

Corporate Bonds	—	4,201,617	—	4,201,617

Short Term Investments	71,521,321	—	—	71,521,321

Total Investments in Securities	$1,964,390,306	$4,201,617	$—	$1,968,591,923

aFor detailed categories, see the accompanying Statements of Investments.

11.    New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.    Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN VALUE INVESTORS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Value Investors Trust

Investment Manager	Distributor	Shareholder Services
Franklin Mutual Advisers, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		FVIT S 06/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edward I. Altman, David W. Niemiec and Ann Torre Bates and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By	\S\ MATTHEW T. HINKLE

Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\S\ MATTHEW T. HINKLE

Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 30, 2020

By	\S\ ROBERT G. KUBILIS

Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date June 30, 2020